UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

AZZAD FUNDS

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 355

Falls Church, VA  22042

(Address of principal executive offices)(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 355

Falls Church, VA  22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Mr. Donald S. Mendelsohn

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

AZZAD FUNDS

Invest with faith

Azzad Wise Capital Fund
(Ticker: WISEX)
First Halal Fixed-Income Fund

Azzad Ethical Fund
(Ticker: ADJEX)
Halal Equity Mutual Fund

8000 Town Centre Drive, Suite 400 | Broadview Heights, Ohio 44147
OFFICE 888.350.3369 or 440.922.0066 | **FAX** 440.526.4446 | www.azzadfunds.com
Azzad Asset Management, Inc. | Adviser to the Azzad Funds | 888.86.AZZAD (888.862.9923)

AZZAD FUNDS

SHAREHOLDER LETTER

JUNE 30, 2020 (UNAUDITED)

Dear Azzad Funds Shareholder,

Enclosed please find your copy of the Azzad Funds annual report, in which you can read a review of your investments for the 12-month period ended June 30, 2020.

The first nine months of the Funds’ fiscal year were relatively tame compared to the cataclysm that befell markets in early March 2020. The emergence of COVID-19 in the United States, as well as the subsequent lockdown to stem the spread of the virus, sparked a rapid deterioration that has no clear parallel in history.

The depth and pace of the equity market decline, which culminated on March 23, 2020, were historic. The S&P 500 fell 34 percent from its February high in just 22 days. The shift from a bull market to a bear market was the fastest ever, and the month of March proved to be the most volatile, up-and-down month for the S&P 500 in history.

Then came the recovery. The second quarter of 2020 posted the best quarterly performance for stocks since 1998, with major benchmark indexes making sizeable gains over their historically poor first-quarter tallies. Much of the second-quarter growth in the stock market and economy was a bounce back from a dismal March and April when pandemic-related lockdowns and restrictions virtually shut down the economy. Nevertheless, stocks rose as investors focused on favorable economic data and the possibility of further government stimulus, despite rising virus cases and tepid trade relations with China. As an illustration of how dramatic the turnaround was, The Azzad Ethical Fund posted double-digit losses over the first nine months of the fiscal year; three months later, it ended the fiscal year with a positive double-digit return.

If you would like to discuss your financial goals, please contact an Azzad investment advisor at 888.86.AZZAD. Thank you for your continued trust and investment.

Sincerely,

Joshua Brockwell, CSRICTM

Investment Communications Director

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2020 (UNAUDITED)

Azzad Wise Capital Fund (WISEX)

The Azzad Wise Capital Fund (“Wise Fund”) returned 2.41% for the 12-month period from 7/1/2019 to 6/30/2020, underperforming its benchmark, the BofAML U.S. Corp. & Govt. 1-3 Yr. Index, which returned 4.18%.

According to the Wise Fund’s sub-advisor Federated Investment Management Company (“Federated”), the Wise Fund’s fiscal year started where the previous one left off: rallying short-dated global bonds driven by a flight-to-quality in response to rising U.S.-China trade tensions and impeachment proceedings in the U.S.

Wavering economic data in the U.S. and European manufacturing sectors stoked recession fears, further compressing government yields and resulting in a U.S. 10- to 2-year yield curve inversion, highlighting bond investors’ recession concerns.

Despite escalating geopolitical tensions in the Middle East, sovereign and corporate sukuk markets finished the first six months of the Wise Fund’s fiscal year with a strong performance. The threat of possible conflict between the U.S. and Iran was more than offset by the market’s appetite for risk. The market for investment grade one- to three-year sukuk returned close to 70 basis points for the final quarter of calendar 2019, topping off a strong year in terms of total return. Saudi Arabia remained in the spotlight for much of the first half, specifically related to its initial public offering of Saudi Aramco shares.

The second half of the Wise Fund’s fiscal year, which started out on relatively solid, albeit deteriorating, macroeconomic footing, rapidly transformed into a coronavirus-fueled freefall that would drive economies into recession. Global GDP was revised sharply lower, with estimates of the U.S. economy dropping by an unimaginable 25-50%. With this bleak realization at hand, financial markets plunged on a global level. By the middle of March, the financial meltdown had rapidly morphed into a global liquidity crisis, leaving no asset class untouched.

With global financial dislocations rising precipitously, the major global central banks began aggressively easing monetary policies with rate cuts and quantitative easing. The Federal Reserve and ECB tore up their traditional rule books, expanding their balance sheets by trillions of dollars to provide unlimited liquidity to the banking sector, and set up myriad programs to backstop stressed parts of the financial markets.

This unlimited liquidity, Federated reports, was not enough by itself. Governments were expected to contribute on the fiscal side, as well. Country after country announced large amounts of stimulus, dwarfing anything seen in 2008. This led to a broad-based rally in global fixed income, which continued through the end of the fiscal year. Almost all fixed income asset classes saw sharp price appreciation, including Islamic fixed income securities.

The rally spurred strong demand for conventional fixed income new issuance, which both cash-strapped corporates and sovereigns have been eager to meet. However, the large pricing concessions on new issues seen in Spring 2020 have largely dissipated, according to Federated.

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2020 (UNAUDITED)

While conventional primary issuance remained elevated through year-end for both corporates and sovereigns, sukuk issuance is off 35-40% from last year’s levels despite the strong performance of the asset class and investor appetite for new sukuk issuance.

Given the complexity of global sukuk issuance, most government issuers of sukuk have turned to conventional bond markets as they grapple with the impact of low oil prices and tight budgets, while corporate issuers have been able to take advantage of measures implemented by monetary authorities to unlock banking sector liquidity to help corporations cope with adverse impacts. Ultimately, this lack of new supply coupled with investor demand, has created a positive market dynamic, according to Federated. It continues to drive spreads tighter, which is a plus for sukuk holders.

While the portfolio returned positive net performance for the period despite the volatility seen in the third quarter, it was unable to maintain pace with the strong, record setting performance of the benchmark on the back of collapsing government yields in the second half of the period.

This affected the Wise Fund’s performance in two ways. First, neither the sukuk nor the equity allocations could maintain pace with the index in the second half, despite positive net returns. Second, the collapse in government yields contributed to a compression in LIBOR, reducing the return on floating rate assets such as Islamic trade finance and Islamic bank deposits.

Looking forward toward the upcoming fiscal year, Federated sees an unclear future for Islamic financial securities. While many analysts are expecting the sukuk market to continue to recover through Fall and Winter 2020-2021, deteriorating credit quality is their major concern. Given the shocks to the economic environment and rapid change in market conditions over the last six months, they expect credit risk to increase. Although they note that positive market technicals, ample central bank liquidity, and fiscal stimulus currently provide support for higher beta issuers, their experience has shown how quickly these dynamics can change, reversing market momentum and sentiment literally overnight. Thus, Federated remains cautious going into the new fiscal year.

The performance quoted represents past performance, which does not guarantee future results. This summary represents the views of the Azzad Funds portfolio managers and sub-advisors as of June 30, 2020. Those views may change, and the Funds disclaim any obligation to advise investors of such changes. The Azzad Funds are self-distributed and available by prospectus only. A free copy of the prospectus, which contains information about the Funds’ risks, fees, and objectives, and other important information, is available at www.azzadfunds.com or by calling 888.350.3369. The Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Year Index tracks the performance of U.S. dollar-denominated investment grade corporate and government public debt issued in the U.S. Domestic bond market, excluding collateralized products. The Russell MidCap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell MidCap® Index companies with higher price to book ratios and higher forecasted growth values. The index is unmanaged and an investment cannot be made directly in this or any other index.

AZZAD ETHICAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2020 (UNAUDITED)

Average Annual Total Return
For the Periods Ended June 30, 2020

	Azzad Ethical Fund	Russell MidCap Growth Index
Six Months	5.13%	4.16%
1 Year	11.63%	11.91%
3 Year	13.38%	14.76%
5 Year	8.69%	11.60%
10 Year	12.50%	15.09%
Since Inception (1)	6.15%	8.21%

(1) December 22, 2000.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The total annual operating expenses, before any fees waived, are 1.14% for the Ethical Fund per the November 1, 2019 prospectus.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

Cumulative Performance Comparison $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on 12/22/2000 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

AZZAD WISE CAPITAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2020 (UNAUDITED)

Average Annual Total Return
For the Periods Ended June 30, 2020

	Azzad Wise Capital Fund	ICE BofAML US Corp&Govt 1-3 Yr Index
Six Months	0.42%	2.83%
1 Year	2.41%	4.18%
3 Year	2.31%	2.89%
5 Year	1.85%	2.11%
10 Year	2.24%	1.67%
Since Inception (1)	2.02%	1.73%

(1) April 6, 2010

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The total annual operating expenses, before any fees waived, are 1.43% for the Wise Fund per the November 1, 2019 prospectus.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

The ICE BofAML US Corp&Gov’t 1-3 Yr Index is comprised of short-term bond funds having durations between one and three and half years, thus making them attractive to fairly conservative investors. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporations. On rare occasions, they may even invest in more speculative high-yield and emerging-markets debt.

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

Cumulative Performance Comparison $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on 4/6/2010 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

AZZAD ETHICAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Ethical Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology, 41.09%
Basic Materials, 1.24%
Communication Services , 1.76%
Consumer Cyclical, 13.14%
Consumer Defensive, 5.03%
Financial Services, 1.21%
Healthcare, 16.40%
Industrials, 15.52%
Real Estate, 4.61%

The following chart gives a visual breakdown of the Ethical Fund by the industry sectors the underlying securities represent as a percentage of the net assets.

Technology, 37.08%
Other Assets Less Liabilities, 9.76%
Basic Materials, 1.12%
Communication Services , 1.58%
Consumer Cyclical, 11.86%
Consumer Defensive, 4.54%
Financial Services, 1.10%
Healthcare, 14.80%
Industrials, 14.00%
Real Estate, 4.16%

Sectors are based on Morningstar® classifications.

Portfolio allocations are subject to change.

AZZAD WISE CAPITAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Wise Fund by the security types the underlying securities represent as a percentage of the portfolio of investments.

Common Stocks, 7.12%
Bank Time Deposits, 21.10%
Trade Finance Agreements, 3.93%
Bonds (Sukuk), 67.85%

The following chart gives a visual breakdown of the Wise Fund by the security types the underlying securities represent as a percentage of net assets.

Bonds (Sukuk), 63.81%
Common Stocks, 6.69%
Other Assets Less Liabilities, 5.95%
Bank Time Deposits, 19.85%
Trade Finance Agreements, 3.70%

Sectors are based on Morningstar® classifications.

Portfolio allocations are subject to change.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2020

Shares		Value

COMMON STOCKS - 86.18%

Aircraft Engines & Engine Parts - 0.32%
3,927	Heico Corp. Class A	$ 319,029

Apparel & Other Finished Products of Fabrics & Similar Material - 1.55%
2,405	Carter's, Inc.	194,084
7,103	Columbia Sportswear Co.	572,360
2,555	Lululemon Athletica, Inc. (Canada) *	797,186
		1,563,630
Arrangement of Transportation of Freight & Cargo - 0.55%
7,036	C.H. Robinson Worldwide, Inc.	556,266

Auto Controls for Regulating Residential & Commercial Environment - 0.06%
644	Trane Technologies PLC (Ireland)	57,303

Biological Products (No Diagnostic Substances) - 0.12%
458	Bio-Techne Corp.	120,944

Computer Communications Equipment - 1.17%
3,135	Arista Networks, Inc. *	658,444
3,768	F5 Networks, Inc. *	525,561
		1,184,005
Computer Peripheral Equipment - 1.50%
1,370	Fortinet, Inc. *	188,060
5,769	Palo Alto Networks, Inc. *	1,324,966
		1,513,026
Converted Paper & Paperboard Products (No Containers/Boxes) - 0.27%
2,419	Avery Dennison Corp.	275,984

Electrical Work - 1.21%
31,200	Quanta Services, Inc.	1,223,976

Electronic Components & Accessories - 0.27%
1,234	Hubbell, Inc.	154,694
797	Universal Display Corp.	119,247
		273,941
Electronic Connectors - 1.46%
15,391	Amphenol Corp. Class A	1,474,612

Footwear (No Rubber) - 0.24%
7,800	Skechers USA, Inc. Class A *	244,764

General Industrial Machinery & Equipment - 0.94%
568	Ingersoll Rand, Inc.	15,972
3,652	Zebra Technologies Corp. Class A *	934,730
		950,702
Hotels & Motels - 0.54%
6,953	Choice Hotels International, Inc.	548,592

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2020

Shares		Value

Household Appliances - 0.36%
7,721	Smith A O Corp.	$ 363,814

In Vitro & In Vivo Diagnostic Substances - 0.09%
284	Idexx Laboratories, Inc. *	93,765

Industrial & Commercial Fans & Blowers & Air Purifying Equipment - 0.76%
16,527	Donaldson Co.	768,836

Industrial Instruments for Measurement, Display & Control - 0.52%
7,232	Cognex Corp.	431,895
914	Keysight Technologies, Inc. *	92,113
		524,008
Instruments for Measuring & Testing of Electricity & Electric Signals - 0.66%
7,900	Teradyne, Inc.	667,629

Laboratory Analytical Instruments - 2.13%
12,266	Agilent Technologies, Inc.	1,083,946
1,804	Bruker Corp.	73,387
298	Mettler Toledo International, Inc. *	240,054
4,169	Waters Corp. *	752,088
		2,149,475
Measuring & Controlling Devices - 0.11%
504	Rockwell Automation, Inc.	107,352

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 0.46%
1,753	Cintas Corp.	466,929

Metal Cans - 0.08%
1,176	Ball Corp.	81,720

Metalworking Machinery & Equipment - 0.15%
1,792	Lincoln Electric Holdings, Inc.	150,958

Miscellaneous Food Preparations & Kindred Products - 0.16%
905	McCormick & Company, Inc.	162,366

Motor Vehicle Parts & Accessories - 0.41%
5,261	Aptiv Plc. (United Kingdom)	409,937

Newspapers, Publishing or Publishing & Printing - 0.63%
15,065	New York Times Co. Class A	633,182

Optical Instruments & Lenses - 2.15%
11,187	KLA Tencor Corp.	2,175,648

Paints, Varnishes, Lacquers, Enamels & Allied Products - 1.05%
14,150	RPM International, Inc.	1,062,099

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2020

Shares		Value

Pharmaceutical Preparations - 1.86%
7,026	BioMarin Pharmaceutical, Inc. *	$ 866,587
6,241	Jazz Pharmaceuticals PLC (Ireland) *	688,632
2,123	Sage Therapeutics, Inc. *	88,274
1,464	Sarepta Therapeutics, Inc. *	234,738
		1,878,231
Plastic Material, Synth Resins & Nonvulcan Elastomers - 0.55%
12,213	Hexcel Corp.	552,272

Plastic Products - 0.07%
887	Armstrong World Industries, Inc.	69,151

Pumps & Pumping Equipment - 0.45%
15,857	Flowserve Corp.	452,242

Radio & TV Broadcasting & Communications Equipment - 0.40%
2,328	Ubiquiti, Inc.	406,376

Railroad Equipment - 0.06%
1,139	Westinghouse Air Brake Technologies Corp.	65,572

Retail-Auto & Home Supply Stores - 2.47%
1,100	AutoZone, Inc. *	1,240,932
2,973	O'Reilly Automotive, Inc. *	1,253,625
		2,494,557
Retail-Auto Dealers & Gasoline Stations - 1.11%
13,497	Copart, Inc. *	1,123,895

Retail-Building Materials, Hardware, Garden Supply - 2.55%
47,515	Fastenal Co.	2,035,543
4,129	Tractor Supply Co.	544,161
		2,579,704
Retail-Catalog & Mail-Order Houses - 0.10%
850	CDW Corp.	98,753

Retail-Radio TV & Consumer Electronics Stores - 0.64%
7,457	Best Buy Co., Inc.	650,772

Retail-Retail Stores - 0.88%
4,366	Ulta Beauty, Inc. *	888,132

Retail-Variety Stores - 2.85%
10,775	Dollar General Corp.	2,052,745
1,422	Dollar Tree, Inc. *	131,791
2,715	Five Below, Inc. *	290,261
4,126	Ollie's Bargain Outlet Holdings, Inc. *	402,904
		2,877,701

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2020

Shares		Value

Semiconductors & Related Devices - 3.05%
4,172	IPG Photonics Corp. *	$ 669,147
3,000	Maxim Integrated Products, Inc.	181,830
12,343	Skyworks Solution, Inc.	1,578,176
6,637	Xilinx, Inc.	653,014
		3,082,167
Services-Business Services - 1.34%
2,123	Akamai Technologies, Inc. *	227,352
674	Broadridge Financial Solutions, Inc.	85,052
138	Costar Group, Inc. *	98,072
7,494	Etsy, Inc. *	796,088
349	Fair Isaac Corp. *	145,896
		1,352,460
Services-Child Day Care Services - 0.67%
5,813	Bright Horizons Family Solutions, Inc. *	681,284

Services-Commercial Physical & Biological Research - 1.99%
5,286	Charles River Laboratories International, Inc. *	921,614
2,157	Exact Science Corp. *	187,530
6,460	Exelixis, Inc. *	153,360
7,162	Incyte Corp. *	744,633
		2,007,137
Services-Computer Integrated Systems - 2.75%
21,002	Cerner Corp.	1,439,687
18,267	GoDaddy, Inc. Class A *	1,339,519
		2,779,206
Services-Computer Processing & Data Preparation - 1.69%
766	Proofpoint, Inc. *	85,118
1,258	RingCentral, Inc. Class A *	358,543
3,275	Zendesk, Inc. *	289,936
101,560	Zynga, Inc. Class A *	968,882
		1,702,479
Services-Computer Programming, Data Processing, Etc. - 2.96%
3,371	Factset Research Systems, Inc.	1,107,272
1,233	IHS Markit Ltd. (United Kingdom)	93,092
23,752	Switch, Inc. Class A	423,261
832	The Trade Desk, Inc. Class A *	338,208
34,585	Twitter, Inc. *	1,030,287
		2,992,120
Services-Computer Programming Services - 3.55%
7,445	Epam Systems, Inc. *	1,876,214
8,253	VeriSign, Inc. *	1,706,968
		3,583,182
Services-Consumer Credit Reporting, Collection Agencies - 2.02%
592	Equifax, Inc.	101,753
22,293	TransUnion	1,940,383
		2,042,136

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2020

Shares		Value

Services-Detective, Guard & Armored Car Services - 0.56%
5,560	Allegion Plc. (Ireland)	$ 568,343

Services-Help Supply Services - 0.70%
13,366	Robert Half International, Inc.	706,126

Services-Home Health Care Services - 0.75%
1,678	Chemed Corp.	756,895

Services-Management Services - 0.27%
2,261	Gartner, Inc. *	274,327

Services-Medical Laboratories - 0.70%
4,274	Laboratory Corp. Of America Holdings *	709,954

Services-Membership Sports & Recreation Clubs - 0.59%
9,797	Planet Fitness, Inc. Class A *	593,404

Services-Prepackaged Software - 16.27%
906	Alteryx, Inc. Class A *	148,838
4,739	Atlassian Corp. PLC Class A (United Kingdom) *	854,300
22,116	Cadence Design Systems, Inc. *	2,122,251
2,782	Ceridain HCM Holding, Inc. *	220,529
15,528	Citrix Systems, Inc.	2,296,746
1,024	Coupa Software, Inc. *	283,689
3,040	Docusign, Inc. *	523,518
447	HubSpot, Inc. *	100,284
588	MongoDB, Inc. Class A *	133,088
3,416	New Relic, Inc. *	235,362
6,030	Nutanix, Inc. Class A *	142,941
2,741	Okta, Inc. *	548,830
3,463	Paycom Software, Inc. *	1,072,595
8,757	Paylocity Holding Corp. *	1,277,559
5,165	PTC, Inc. *	401,785
6,463	Realpage, Inc. *	420,160
20,984	SolarWinds, Inc. *	370,787
5,174	Splunk, Inc. *	1,028,074
18,418	Square, Inc. Class A *	1,932,785
594	Synopsys, Inc. *	115,830
5,413	Twilio, Inc. Class A *	1,187,720
4,350	Veeva Systems, Inc. Class A *	1,019,727
		16,437,398
Services-To Dwellings & Other Buildings - 0.37%
8,800	Rollins, Inc.	373,032

Special Industry Machinery - 1.52%
4,733	Lam Research Corp.	1,530,936

Specialty Cleaning, Polishing & Sanitation Preparations - 1.37%

6,330	Clorox Co.	1,388,612

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2020

Shares		Value

Sugar & Confectionery Products - 0.44%
3,439	Hershey Co.	$ 445,763

Surgical & Medical Instruments & Apparatus - 3.35%
4,530	Dexcom, Inc. *	1,836,462
8,366	Hill-Rom Holdings, Inc.	918,419
471	ICU Medical, Inc. *	86,810
858	Insulet Corp. *	166,675
536	Penumbra, Inc. *	95,848
1,033	Resmed, Inc.	198,336
231	Teleflex, Inc.	84,079
		3,386,629
Trucking (No Local) - 1.53%
3,672	Hunt J.B. Transport Services, Inc.	441,888
6,507	Old Dominion Freight Line, Inc.	1,103,522
		1,545,410
Wholesale-Durable Goods - 0.75%
2,424	W.W. Grainger, Inc.	761,524

Wholesale-Groceries & Related Products - 0.69%
1,900	Dominos Pizza, Inc.	701,936

Wholesale-Medical, Dental & Hospital Equipment & Supplies - 0.85%
14,630	Henry Schein, Inc. *	854,246

X-Ray Apparatus & Tubes & Related Irradiation Apparatus - 1.54%
27,333	Hologic, Inc. *	1,557,981

TOTAL FOR COMMON STOCKS (Cost $61,473,582) - 86.18%		87,076,537

REAL ESTATE INVESTMENT TRUSTS - 4.06%
18,674	American Homes 4 Rent Class A	502,331
28,508	Equity Lifestyle Properties, Inc.	1,781,180
2,924	Extra Space Storage, Inc.	270,090
11,443	Sun Communities, Inc.	1,552,586
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $3,558,454) - 4.06%		4,106,187

TOTAL FOR INVESTMENTS (Cost $65,032,036) ** - 90.24%		91,182,724

OTHER ASSETS LESS LIABILITIES, NET - 9.76%		9,863,771

NET ASSETS - 100.00%		$ 101,046,495

* Non-income producing securities during the period.

** Refer to Note 8 for Tax Cost.

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2020

Shares/Par		Value

COMMON STOCKS - 6.69%

Arrangement of Transportation of Freight & Cargo - 0.21%
4,129	Expeditors International of Washington, Inc.	$ 313,969

Beverages - 0.33%
5,060	The Coca-Cola Co.	226,081
2,060	PepsiCo, Inc.	272,456
		498,537
Construction, Mining & Materials Handling Machinery & Equipment - 0.16%
2,553	Dover Corp.	246,518

Converted Paper & Paperboard Products - 0.19%
2,068	Kimberly-Clark Corp.	292,312

Cutlery, Handtools & General Hardware - 0.17%
1,836	Stanley Black & Decker, Inc.	255,902

Electromedical & Electrotherapeutic Apparatus - 0.15%
2,517	Medtronic PLC (Ireland)	230,809

Electronic & Other Electrical Equipment - 0.17%
4,059	Emerson Electric Co.	251,780

General Industrial Machinery & Equipment - 0.19%
1,631	Illinois Tool Works, Inc.	285,180

Household Appliances - 0.22%
7,132	Smith A O Corp.	336,060

Industrial Inorganic Chemicals - 0.39%
1,198	Air Products & Chemicals, Inc.	289,269
1,398	Linde AG PLC (Ireland)	296,530
		585,799
Industrial Instruments for Measurement, Display, and Control - 0.20%
777	Roper Technologies, Inc.	301,678

Men's & Boy's Furnishings - 0.33%
1,027	Cintas Corp.	273,552
3,610	VF Corp.	219,993
		493,545
Miscellaneous Food Preparations & Kindred Products - 0.22%
1,836	McCormick & Company, Inc.	329,397

Natural Gas Distribution - 0.17%
2,534	Atmos Energy Corp.	252,336

Perfumes, Cosmetics & Other Toilet Preparations - 0.19%
3,939	Colgate-Palmolive Co.	288,571

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2020

Shares/Par		Value

Pharmaceutical Preparations - 0.39%
3,408	Abbott Laboratories	$ 311,593
1,971	Johnson & Johnson	277,182
		588,775
Plastics, Materials, Synth Resins & Nonvulcan Elastomers - 0.18%
3,598	Albermarle Corp.	277,802

Retail-Building Materials, Hardware, Garden Supply - 0.20%
523	The Sherwin-Williams Co.	302,215

Retail-Family Clothing Stores - 0.14%
2,540	Ross Stores, Inc.	216,510

Retail-Lumber & Other Building Materials - 0.22%
2,465	Lowe's Companies, Inc.	333,071

Retail-Variety Stores - 0.20%
2,561	Target Corp.	307,141

Services-Computer Processing & Data Preparation - 0.17%
1,672	Automatic Data Processing, Inc.	248,944

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.38%
1,456	Ecolab, Inc.	289,671
2,375	The Procter Gamble Co.	283,979
		573,650
Special Industry Machinery (No Metalworking Machinery) - 0.17%
6,863	Pentair PLC (Ireland)	260,725

Specialty Cleaning, Polishing & Sanitation Preparations - 0.26%
1,801	The Clorox Co.	395,085

Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 0.17%
6,251	Nucor Corp.	258,854

Surgical & Medical Instruments & Apparatus - 0.39%
1,870	3M Co.	291,701
1,212	Becton, Dickinson & Co.	289,995
		581,696
Wholesale-Durable Goods - 0.21%
999	W.W. Grainger, Inc.	313,846

Wholesale-Groceries & Related Products - 0.14%
3,900	Sysco Corp.	213,174

Wholesale-Motor Vehicle Supplies & New Parts - 0.18%
3,141	Genuine Parts Co.	273,141

TOTAL FOR COMMON STOCKS (Cost $7,815,551) - 6.69%		10,107,022

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2020

The accompanying notes are an integral part of these financial statements.

Shares/Par		Value

SUKUKS - 63.81%

Banks - 15.02%
3,000,000	AHB Sukuk, Ltd., 4.375%, 09/19/2023 (Cayman Islands)	$ 3,198,924
4,200,000	DIB Sukuk, Ltd., 3.600%, 03/30/2021 (Cayman Islands)	4,259,304
2,000,000	DIB Sukuk, Ltd., 3.664%, 02/14/2022 (Cayman Islands)	2,049,052
4,000,000	QIB Sukuk, Ltd., REGS, 2.754%, 10/27/2020 (Cayman Islands)	4,020,128
4,504,000	QIB Sukuk, Ltd., REGS, 3.251%, 05/23/2022 (Cayman Islands)	4,601,467
4,500,000	SIB Sukuk Co. III Ltd. REGS, 3.084%, 09/08/2021 (Cayman Islands)	4,559,503
		22,688,378
Basic Materials - 1.78%
2,585,000	Equate Sukuk Spc Ltd. REGS, 3.944%, 02/21/2024 (Kuwait)	2,682,152

Communications Equipment - 3.76%
5,645,000	Axiata Spv2 Bhd, Series REGS, 3.466%, 11/19/2020 (Malaysia)	5,674,128

Financial Services - 1.35%
1,940,000	FAB Sukuk Co. Ltd., REGS, 3.625%, 03/05/2023 (Cayman Islands)	2,041,850

Food and Beverage - 0.70%
1,000,000	Almarai Sukuk, Ltd., 4.311%, 03/05/2024 (Cayman Islands)	1,060,786

Real Estate - 1.91%
1,400,000	Dar Al-Arkan International Sukuk Co., REGS, 6.875%, 03/21/2023 (Cayman Islands)	1,332,814
1,500,000	DIFC Investments LLC, Note, Series REGS, 4.325% 11/12/2024 (United Arab Emirates)	1,556,430
		2,889,244
Sovereigns - 25.54%
1,250,000	CBB International Sukuk Six, REGS, 5.250%, 03/20/2025 (Bahrain)	1,302,644
1,000,000	CBB International Sukuk Progr. Co., REGS, 6.250%, 11/14/2024 (Bahrain)	1,064,210
1,000,000	Hazine Mustesarligi, Series 144A, 5.004%, 04/06/2023 (Turkey) (1)	990,132
1,000,000	Hazine Mustesarligi, Series 144A, 4.251%, 06/08/2021 (Turkey) (1)	999,500
1,000,000	Hazine Mustesarligi, Series 144A, 5.800%, 02/21/2022 (Turkey) (1)	1,011,500
2,100,000	KSA Sukuk, Ltd., Series 144A, 2.894%, 04/20/2022 (Saudi Arabia) (1)	2,158,687
2,500,000	KSA Sukuk, Ltd., Series 144A, 4.303%, 01/19/2029 (Saudi Arabia) (1)	2,876,500
1,500,000	KSA Sukuk, Ltd., Series 144A, 2.969%, 10/29/2029 (Saudi Arabia) (1)	1,573,896
500,000	Oman, Government, Series 144A, 4.397%, 06/01/2024 (Oman) (1)	488,230
2,500,000	Oman, Government, Series 144A, 5.932%, 10/31/2025 (Oman) (1)	2,568,610
1,500,000	Perusahaan Pener Indois Sukuk, Series 144A, 2.300%, 06/23/2025 (Indonesia) (1)	1,501,875
2,600,000	Perusahaan Pener Indois Sukuk, Series REGS, 3.300%, 11/21/2022 (Indonesia)	2,685,020
2,000,000	Perusahaan Penerbit SBSN Indois Sukuk, Series 144A, 3.400%, 03/29/2022 (Indonesia) (1)	2,059,840
2,300,000	Perusahaan Penerbit SBSN Indois Sukuk, Series 144A, 3.900%, 08/20/2024 (Indonesia) (1)	2,453,157
1,685,000	Perusahaan Penerbit SBSN Indois Sukuk, Series 144A, 4.150%, 03/29/2027 (Indonesia) (1)	1,831,123
517,000	Perusahaan Penerbit SBSN Indois Sukuk, REGS, 3.400%, 03/29/2022 (Indonesia)	532,469
2,500,000	Ras al-Khaimah, 3.094%, 03/31/2025 (Cayman Islands)	2,605,555
6,250,000	Sharjah Sukuk 2, Ltd., 3.839%, 01/27/2021 (Cayman Islands)	6,350,087
3,400,000	Wakala Global Sukuk BHD, REGS, 4.646%, 07/06/2021 (Malaysia)	3,522,325
		38,575,360

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2020

Shares/Par				Value

Supranationals - 6.58%
2,000,000	Apicorp Sukuk, Ltd. REGS, 2.383%, 10/28/2020 (Cayman Islands)			$ 2,012,514
4,070,000	Apicorp Sukuk, Ltd., 3.141%, 11/01/2022 (Cayman Islands)			4,248,014
2,500,000	IDB Trust Services, Ltd. REGS, 1.957%, 10/02/2024 (Jersey)			2,592,397
1,000,000	IDB Trust Services, Ltd. REGS, 3.389%, 09/26/2023 (Jersey)			1,078,384
				9,931,309
Transportation & Logistics - 1.38%
2,000,000	DP World Cresent, Ltd, Sr. Unsecd. Note, Series REGS, 3.908%, 05/31/2023 (Cayman Islands)			2,082,800

Utilities - 5.06%
1,500,000	Tabreed Sukuk SPC, Ltd, Sr. Unsecd. Note REGS, 5.500%, 10/31/2025 (United Arab Emirates)			1,675,408
5,700,000	Saudi Electricity Global Sukuk, Series REGS, 4.211%, 04/03/2022 (Cayman Islands)			5,970,100
				7,645,508
Wireline Telecommunications Services - 0.73%
1,000,000	Saudi Telecom Co., Series 144A, 3.890%, 05/13/2029 (Saudi Arabia) (1)			1,105,620

TOTAL FOR SUKUKS (Cost $94,832,463) - 63.81%				96,377,135

TRADE FINANCE AGREEMENTS - 3.70% (2)
Shares/Par		Acquisition Date (2)	Cost (2)	Value

Consumer Banking - 0.77%
54,525	Government of Djibouti, 3.620%, 07/15/2020 (12-month US LIBOR +3.800%) (Djibouti) (3)	06/10/2020	54,525	54,525
54,525	Government of Djibouti, 3.620%, 08/14/2020 (12-month US LIBOR +3.800%) (Djibouti) (3)	06/10/2020	54,525	54,525
54,526	Government of Djibouti, 3.620%, 09/14/2020 (12-month US LIBOR +3.800%) (Djibouti) (3)	06/10/2020	54,526	54,526
1,000,000	Turk Eximbank, 2.812%, (Interpolated LIBOR +1.100%) 11/16/2020 (Turkey)	02/18/2020	1,000,000	999,700
			1,163,576	1,163,276
Consumer Non-Cyclical/Food-Wholesale - 0.51%
64,745	Government of the Gambia, 5.752%, (12-month US LIBOR +3.500%), 07/02/2020 (Gambia) (3)	07/05/2019	64,745	64,486
6,013	Government of the Gambia, 5.120%, (12-month US LIBOR +3.500%), 07/09/2020 (Gambia) (3)	07/12/2019	6,013	5,989
69,882	Government of the Gambia, 5.140%, (12-month US LIBOR +3.500%), 07/13/2020 (Gambia) (3)	07/17/2019	69,882	69,602
77,057	Government of the Gambia, 5.140%, (12-month US LIBOR +3.500%), 08/21/2020 (Gambia) (3)	08/26/2019	77,057	76,749
55,368	Government of the Gambia, 5.140%, (12-month US LIBOR +3.500%), 08/31/2020 (Gambia) (3)	09/05/2020	55,368	55,146
25,392	PT Pacific Indopalm Industries, 2.523%, (3-month US LIBOR +2.500%) 07/07/2020 (Indonesia)	03/10/2020	25,392	25,392
35,160	PT Pacific Indopalm Industries, 2.412%, (3-month US LIBOR +2.500%) 07/14/2020 (Indonesia)	03/16/2020	35,160	35,160

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2020

Shares/Par		Acquisition Date (2)	Cost (2)	Value

Consumer Non-Cyclical/Food-Wholesale – (Continued)
28,575	PT Pacific Indopalm Industries, 2.664%, (3-month US LIBOR +2.500%) 07/17/2020 (Indonesia)	03/20/2020	28,575	$ 28,575
22,241	PT Pacific Indopalm Industries, 2.801%, (3-month US LIBOR +2.500%) 07/24/2020 (Indonesia)	03/26/2020	22,241	22,241
27,659	PT Pacific Indopalm Industries, 3.024%, (3-month US LIBOR +2.500%) 07/28/2020 (Indonesia)	03/30/2020	27,659	27,659
16,965	PT Pacific Indopalm Industries, 2.097%, (3-month US LIBOR +2.500%) 08/07/2020 (Indonesia)	05/15/2020	16,965	16,965
27,596	PT Pacific Indopalm Industries, 2.106%, (3-month US LIBOR +2.500%) 08/14/2020 (Indonesia)	05/13/2020	27,596	27,596
18,012	PT Pacific Indopalm Industries, 2.106%, (3-month US LIBOR +2.500%) 08/19/2020 (Indonesia)	05/13/2020	18,012	18,012
31,790	PT Pacific Indopalm Industries, 2.058% - 2.097%, (3-month US LIBOR +2.500%) 08/24/2020 (Indonesia)	05/15/2020- 05/18/2020	31,790	31,790
29,732	PT Pacific Indopalm Industries, 2.106%, (3-month US LIBOR +2.500%) 08/28/2020 (Indonesia)	05/13/2020	29,732	29,732
37,044	PT Pacific Indopalm Industries, 2.119%, (3-month US LIBOR +2.500%) 09/04/2020 (Indonesia)	05/08/2020	37,044	37,044
35,420	PT Pacific Indopalm Industries, 2.106%, (3-month US LIBOR +2.500%) 09/09/2020 (Indonesia)	05/12/2020	35,420	35,420
17,010	PT Pacific Indopalm Industries, 2.058%, (3-month US LIBOR +2.500%) 09/14/2020 (Indonesia)	05/18/2020	17,010	17,010
29,661	PT Pacific Indopalm Industries, 2.058%, (3-month US LIBOR +2.500%) 09/17/2020 (Indonesia)	05/20/2020	29,661	29,661
31,128	PT Pacific Indopalm Industries, 1.983%, (3-month US LIBOR +2.500%) 09/25/2020 (Indonesia)	06/29/2020	31,128	31,128
19,339	PT Pacific Indopalm Industries, 1.990%, (3-month US LIBOR +2.500%) 10/01/2020 (Indonesia)	06/24/2020	19,339	19,339
26,445	PT Pacific Indopalm Industries, 1.997%, (3-month US LIBOR +2.500%) 10/07/2020 (Indonesia)	06/09/2020	26,445	26,445
17,091	PT Pacific Indopalm Industries, 1.990%, (3-month US LIBOR +2.500%) 10/13/2020 (Indonesia)	06/24/2020	17,091	17,091
23,740	PT Pacific Indopalm Industries, 2.000%, (3-month US LIBOR +2.500%) 10/20/2020 (Indonesia)	06/22/2020	23,740	23,740
			773,065	771,972
Energy - Oil Refining and Marketing - 0.80%
1,000,000	African Export Import Bank, 1.562%, (12-month US LIBOR +1.000%), 6/18/2021 (Egypt) (3)	06/19/2020	997,576	1,000,000
16,750	Government of Maldives, 3.688%, (4-month US LIBOR +3.150%), 07/06/2020 (Maldives) (3)	03/17/2020	16,750	16,688
52,805	Government of Maldives, 3.672%, (4-month US LIBOR +3.150%), 07/16/2020 (Maldives) (3)	03/17/2020	52,805	52,610
12,810	Government of Maldives, 3.800%, (4-month US LIBOR +3.150%), 07/23/2020 (Maldives) (3)	03/25/2020	12,810	12,762

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2020

Shares/Par		Acquisition Date (2)	Cost (2)	Value

Energy - Oil Refining and Marketing – (Continued)
12,000	Government of Maldives, 3.864%, (4-month US LIBOR +3.150%), 08/06/2020 (Maldives) (3)	04/08/2020	12,000	$ 11,955
28,687	Government of Maldives, 3.858%, (4-month US LIBOR +3.150%), 08/12/2020 (Maldives) (3)	04/08/2020	28,687	28,581
26,250	Government of Maldives, 3.595%, (4-month US LIBOR +3.150%), 08/19/2020 (Maldives) (3)	04/24/2020	26,250	26,153
26,794	Government of Maldives, 3.593% - 3.640%, (4-month US LIBOR +3.150%), 08/26/2020 (Maldives) (3)	04/21/2020- 04/24/2020	26,794	26,695
10,651	Government of Maldives, 3.706%, (4-month US LIBOR +3.150%), 09/07/2020 (Maldives) (3)	03/25/2020	10,651	10,612
4,993	Government of Maldives, 3.636%, (4-month US LIBOR +3.150%), 09/14/2020 (Maldives) (3)	04/21/2020	4,993	4,975
15,965	Government of Maldives, 3.806%, (4-month US LIBOR +3.150%), 10/06/2020 (Maldives) (3)	04/08/2020	15,965	15,906
			1,205,281	1,206,937
Foreign Sovereign - 1.62%
90,943	Government of Pakistan, 4.590%, (12-month US LIBOR +2.500%), 07/02/2020 (Pakistan) (3)	07/05/2019	90,943	90,943
52,632	Government of Pakistan, 4.690%, (12-month US LIBOR +2.500%), 07/06/2020 (Pakistan) (3)	07/11/2019	52,632	52,632
63,019	Government of Pakistan, 4.600%, (12-month US LIBOR +2.500%), 07/09/2020 (Pakistan) (3)	07/12/2019	63,019	63,019
57,254	Government of Pakistan, 4.620%, (12-month US LIBOR +2.500%), 07/13/2020 (Pakistan) (3)	07/18/2019	57,254	57,254
51,168	Government of Pakistan, 4.600%, (12-month US LIBOR +2.500%), 07/20/2020 (Pakistan) (3)	07/24/2019	51,168	51,168
48,032	Government of Pakistan, 4.450%, (12-month US LIBOR +2.500%), 08/03/2020 (Pakistan) (3)	08/06/2019	48,032	48,032
49,371	Government of Pakistan, 4.450%, (12-month US LIBOR +2.500%), 08/14/2020 (Pakistan) (3)	08/19/2019	49,371	49,371
33,532	Government of Pakistan, 4.450%, (12-month US LIBOR +2.500%), 09/08/2020 (Pakistan) (3)	09/10/2019	33,532	33,532
1,000,000	The Tunisian Company of Electricity and Gas, 2.969% - 3.720%, (US LIBOR +2.100%), 08/31/2020 (Tunisia)	03/02/2020- 03/03/2020	1,000,000	999,800
94,501	Tunisian Refining Industries Company DD1, 2.636%, (12-month US LIBOR +2.100%), 12/02/2020 (Tunisia)	05/06/2020	94,501	94,492
103,621	Tunisian Refining Industries Company DD1, 2.636%, (12-month US LIBOR +2.100%), 01/04/2021 (Tunisia)	05/06/2020	103,621	103,611
104,069	Tunisian Refining Industries Company DD1, 2.636%, (12-month US LIBOR +2.100%), 02/01/2021 (Tunisia)	05/06/2020	104,069	104,059
104,306	Tunisian Refining Industries Company DD1, 2.636%, (12-month US LIBOR +2.100%), 03/01/2021 (Tunisia)	05/06/2020	104,306	104,296
104,493	Tunisian Refining Industries Company DD1, 2.636%, (12-month US LIBOR +2.100%), 04/01/2021 (Tunisia)	05/06/2020	104,493	104,482
104,739	Tunisian Refining Industries Company DD1, 2.636%, (12-month US LIBOR +2.100%), 05/04/2021 (Tunisia)	05/06/2020	104,739	104,729

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2020

Shares/Par		Acquisition Date (2)	Cost (2)	Value

Foreign Sovereign – (Continued)
59,166	Tunisian Refining Industries Company DD1, 2.818%, (12-month US LIBOR +2.100%), 12/16/2020 (Tunisia)	05/20/2020	59,166	$ 59,160
64,720	Tunisian Refining Industries Company DD1, 2.818%, (12-month US LIBOR +2.100%), 01/15/2021 (Tunisia)	05/20/2020	64,720	64,713
64,831	Tunisian Refining Industries Company DD1, 2.818%, (12-month US LIBOR +2.100%), 02/16/2021 (Tunisia)	05/20/2020	64,831	64,824
65,070	Tunisian Refining Industries Company DD1, 2.818%, (12-month US LIBOR +2.100%), 03/15/2021 (Tunisia)	05/20/2020	65,070	65,063
65,166	Tunisian Refining Industries Company DD1, 2.818%, (12-month US LIBOR +2.100%), 04/15/2021 (Tunisia)	05/20/2020	65,166	65,160
65,319	Tunisian Refining Industries Company DD1, 2.818%, (12-month US LIBOR +2.100%), 05/17/2021 (Tunisia)	05/20/2020	65,319	65,313
			2,445,951	2,445,651

TOTAL FOR TRADE FINANCE AGREEMENTS (Cost $5,587,873) - 3.70%			$5,587,873	$ 5,587,836

BANK TIME DEPOSITS - 19.85% (4)
6,162,809	Arab Banking Corp., NY Branch, 0.600% - 2.150%, 07/17/2020 - 09/24/2020 (Bahrain)			6,162,809
5,139,243	Gulf International Bank (UK), 0.080% - 1.650%,07/06/2020 - 08/26/2020 (Bahrain)			5,139,243
9,372,740	Maybank Islamic Bank, 0.450% - 1.850%, 08/03/2020 - 12/07/2020 (Malaysia)			9,372,740
9,300,698	Qatar National Bank, 0.650% -2.100%, 07/31/2020 - 03/19/2021 (Qatar)			9,300,698
TOTAL FOR BANK TIME DEPOSITS (Cost $29,975,491) - 19.85%				29,975,490

TOTAL FOR INVESTMENTS (Cost $138,211,378) ** - 94.05%				142,047,483

OTHER ASSETS LESS LIABILITIES, NET - 5.95%				8,986,749

NET ASSETS - 100.00%				$ 151,034,232

* Non-income producing securities during the period.

** Refer to Note 8 for Tax Cost.

(1) Denotes a restricted security that may be sold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At June 30, 2020 these liquid restricted securities amount to $21,618,670, which represented 14.31% of total net assets.

(2) Denotes a restricted and/or an illiquid security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales; or (c) is considered an illiquid security as defined by the Investment Company Act of 1940. At June 30, 2020, these restricted and/or illiquid securities amounted to $5,587,836, which represented 3.70% of total net assets and level 3 securities.

(3) Floating/variable note with current rate and current maturity or next reset date shown.

(4) Variable rate instrument, varying maturity dates ranging from one month to twelve months; 7 day demand redemption clause per deposit.

LIBOR – London Interbank Offered Rate.

AZZAD FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2020

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Assets:
Investment Securities at Value (Cost $65,032,036 and $138,211,378, respectively)	$ 91,182,724	$ 142,047,483
Cash	5,815,904	8,664,064
Receivables:
Shareholder Subscriptions	41,587	464,826
Securities Sold	4,321,003	1,041,279
Dividends	50,464	20,357
Sukuk and Other Income	-	1,036,652
Prepaid Expenses	15,134	15,404
Total Assets	101,426,816	153,290,065
Liabilities:
Shareholder Redemptions	294,192	483,715
Securities Purchased	-	1,505,250
Distributions Payable	-	110,189
Due to Adviser	52,457	119,010
Distribution Fees	7,757	3,310
Trustee Fees	1,864	1,864
Accrued Expenses	24,051	32,495
Total Liabilities	380,321	2,255,833
Net Assets	$ 101,046,495	$ 151,034,232

Net Assets Consist of:
Paid In Capital	$ 74,767,174	$ 146,934,231
Distributable Earnings	26,279,321	4,100,001
Net Assets, for 6,491,420 and 14,185,415 Shares Outstanding, respectively	$ 101,046,495	$ 151,034,232

Net Asset Value Per Share	$ 15.57	$ 10.65

Redemption Price Per Share ($15.57*0.98; $10.65*0.98) Note 5*	$ 15.26	$ 10.44

* The Funds will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase for the Azzad Ethical Fund and for the Azzad Wise Capital Fund.

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

STATEMENTS OF OPERATIONS

For the year ended June 30, 2020

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Investment Income:
Dividends	$ 661,837	$ 279,548
Sukuk Income	-	2,848,340
Other Income from Underlying Investments	-	1,181,191
Total Investment Income	661,837	4,309,079

Expenses:
Advisory	729,710	1,747,462
Distribution	136,821	73,423
Legal	8,068	8,612
Transfer Agent	65,600	88,282
Audit	13,797	16,276
Registration and Filing Fees	30,266	31,106
Administrative	9,022	9,022
Custody	23,227	85,992
Printing	8,243	5,200
Trustee	4,273	5,664
Miscellaneous	19,868	11,883
Insurance	790	790
Total Expenses	1,049,685	2,083,712
Fees Waived by the Adviser	(146,669)	(189,404)
Net Expenses	903,016	1,894,308

Net Investment Income (Loss)	(241,179)	2,414,771

Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Realized Gain on Investments and Foreign Currency Transactions	3,970,359	439,625
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	7,207,161	266,431
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	11,177,520	706,056

Net Increase in Net Assets Resulting from Operations	$ 10,936,341	$ 3,120,827

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	6/30/2020	6/30/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (241,179)	$ (1,010)
Net Realized Gain on Investments	3,970,359	4,211,010
Unrealized Appreciation on Investments	7,207,161	5,261,298
Net Increase in Net Assets Resulting from Operations	10,936,341	9,471,298

Distributions to Shareholders	(5,674,344)	(4,507,877)

Capital Share Transactions	7,271,735	2,850,917

Total Increase in Net Assets	12,533,732	7,814,338

Net Assets:
Beginning of Year	88,512,763	80,698,425

End of Year	$ 101,046,495	$ 88,512,763

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	6/30/2020	6/30/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 2,414,771	$ 2,082,586
Net Realized Gain (Loss) on Investments	439,625	(191,490)
Unrealized Appreciation on Investments	266,431	2,483,668
Net Increase in Net Assets Resulting from Operations	3,120,827	4,374,764

Distributions to Shareholders	(2,404,247)	(2,725,267)

Capital Share Transactions	10,679,481	27,494,275

Total Increase in Net Assets	11,396,061	29,143,772

Net Assets:
Beginning of Year	139,638,171	110,494,399

End of Year	$ 151,034,232	$ 139,638,171

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

STATEMENT OF CASH FLOWS

For the year ended June 30, 2019

Increase (decrease) in cash:

CASH FLOW FROM OPERATING ACTIVITIES:
Net Increase in Net Assets Resulting from Operations	$ 3,120,827

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
Purchases of Investment Securities	(70,718,071)
Proceeds from Disposition of Investment Securities	47,107,569
Purchase of Short-Term Investments, Net	8,415,453
Decrease in Prepaid Expenses	137
Increase in Dividend, Sukuk and Other Income Receivable	(39,540)
Decrease in Distributions Payable	(38,544)
Increase in Receivable for Securities Sold	(930,315)
Increase in Payable for Securities Purchased	1,505,250
Decrease in Receivable for Shareholder Subscriptions	1,223,612
Increase in Payable for Shareholder Redemptions	424,939
Increase in Payable to Advisor	4,526
Decrease in Accrued Expenses	(3,365)
Net Realized Gain on Investments and Foreign Currency Transactions	(439,625)
Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions	(266,431)
NET CASH USED IN OPERATING ACTIVITIES	(10,633,578)

FINANCING ACTIVITIES:
Distributions Paid in Cash	(1,753,363)
Proceeds from Shares Sold	70,713,082
Payment on Shares Redeemed (net of redemption fees)	(60,684,485)
NET CASH PROVIDED BY FINANCING ACTIVITIES	8,275,234

Net Decrease in Cash	$ (2,358,344)
Cash at Beginning of Year	11,022,408
Cash at End of Year	$ 8,664,064

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestments of dividends and distributions of $650,884.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

	For the Years Ended
	6/30/2020	6/30/2019	6/30/2018	6/30/2017	6/30/2016

Net Asset Value, at Beginning of Year	$ 14.84	$ 14.18	$ 13.88	$ 12.06	$ 13.44

Income From Investment Operations:
Net Investment Income (Loss) *	(0.04)	0.00***	(0.01)	(0.01)	0.01
Net Gain (Loss) on Securities (Realized and Unrealized)	1.71	1.43	2.31	1.84	(1.31)
Total from Investment Operations	1.67	1.43	2.30	1.83	(1.30)

Distributions:
Net Investment Income	0.00	0.00	0.00	(0.01)	0.00
Realized Gains	(0.94)	(0.77)	(2.00)	0.00	(0.08)
Total Distributions	(0.94)	(0.77)	(2.00)	(0.01)	(0.08)

Redemption Fees (a) ***	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Year	$ 15.57	$ 14.84	$ 14.18	$ 13.88	$ 12.06

Total Return **	11.63%	11.24%	17.37%	15.20%	(9.66)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$101,046	$ 88,513	$ 80,698	$ 68,945	$65,408
Before Waivers
Ratio of Expenses to Average Net Assets	1.15%	1.14%	1.15%	1.17%	1.16%
Ratio of Net Investment Loss to Average Net Assets	(0.42)%	(0.15)%	(0.25)%	(0.23)%	(0.12)%
After Waivers
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.26)%	0.00%	(0.09)%	(0.06)%	(0.05)%
Portfolio Turnover	34.77%	49.29%	28.83%	107.97%	33.70%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

	For the Years Ended
	6/30/2020	6/30/2019	6/30/2018	6/30/2017	6/30/2016

Net Asset Value, at Beginning of Year	$ 10.57	$ 10.43	$ 10.45	$ 10.44	$ 10.39

Income From Investment Operations:
Net Investment Income *	0.17	0.18	0.13	0.11	0.07
Net Gain (Loss) on Securities (Realized and Unrealized)	0.08	0.19	(0.04)	0.01	0.05
Total from Investment Operations	0.25	0.37	0.09	0.12	0.12

Distributions:
Net Investment Income	(0.17)	(0.19)	(0.11)	(0.11)	(0.07)
Realized Gains	0.00	(0.04)	0.00	0.00	0.00
Total Distributions	(0.17)	(0.23)	(0.11)	(0.11)	(0.07)

Redemption Fees (a) ***	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Year	$ 10.65	$ 10.57	$ 10.43	$ 10.45	$ 10.44

Total Return **	2.41%	3.63%	0.90%	1.19%	1.15%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$151,034	$ 139,638	$ 110,494	$ 104,154	$ 93,297
Before Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.42%	1.43%	1.44%	1.42%	1.42%
Ratio of Net Investment Income to Average Net Assets	1.52%	1.58%	1.05%	0.95%	0.60%
After Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.29%	1.29%	1.29%	1.29%	1.36%
Ratio of Net Investment Income to Average Net Assets	1.64%	1.72%	1.20%	1.07%	0.66%
Portfolio Turnover	50.14%	39.40%	40.14%	43.01%	19.10%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2020

Note 1.

Organization

The Azzad Funds (the "Trust") is an open-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act"). The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprised of the following Funds: The Azzad Ethical Fund (the “Ethical Fund”), which commenced operations on December 22, 2000 and is a registered, diversified fund, and the Azzad Wise Capital Fund (the “Wise Fund”), which commenced operations on April 6, 2010 and is a registered, diversified fund, (collectively the "Funds"). Azzad Asset Management, Inc. (“Adviser”) is the investment adviser to both Funds (see Note 4).

The Ethical Fund’s primary investment objective is to provide shareholders with long-term total returns using means that are consistent with the Adviser’s ethical principles.

The Wise Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including separately managed (wrap) programs.

Each of Ethical Fund’s and Azzad Wise Fund’s classifications have changed from “non-diversified” to “diversified” for purposes of the Investment Company Act of 1940, as amended. This means that each Fund, with respect to 75% of its total assets, may not purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies) if, as a result (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Note 2.

Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements. The Funds follow the accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 946 and Accounting Standards Update (“ASU”) 2013-08 applicable to investment companies.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2020

The Wise Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, income, and foreign withholding taxes recorded on the Wise Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Security Transactions and Related Investment Income- Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gain/(loss) on the statement of operations also includes realized gain distributions received from Real Estate Investment Trusts (“REITS”). Distributions of net realized gains are recorded on the REIT’s ex-dividend date.  Sukuk income and income from other investments in the Wise Fund are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2019) or expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended June 30, 2020, the Funds did not incur any interest or penalties.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2020

Cash and cash equivalents – The Funds consider all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents.  The Funds may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Funds have not experienced losses on these accounts, and management believes that the Funds are not exposed to significant risks on such accounts.

Restricted and Illiquid Securities - Each Fund may invest up to 15% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the Securities Act of 1933, as amended (the “1933 Act”), and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(a)(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities by the Adviser, for purposes of the 15% limitation, pursuant to procedures adopted by the Board of Trustees of the Trust (the “Board”), which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

Redemption Fees- The Ethical Fund and the Wise Fund each charge a 2.00% redemption fee for shares redeemed within 90 days of investment.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fees charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation.  See Note 5.

Dividends and Distributions to Shareholders- The Ethical Fund intends to distribute substantially all of its net investment income as dividends to their shareholders on at least an annual basis. Net investment income in Wise Fund, if any, is declared as dividends and paid monthly. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.   Please see Note 8 for additional information on dividends paid.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2020

Estimates- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Note 3. Securities Valuations

Processes and Structure

The Board has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board.

The Board has adopted written Pricing and Valuation Procedures (the “Procedures”) governing the fair valuation of securities, and has delegated authority to the Adviser to apply those methods in making fair value determinations, subject to Board oversight. The Adviser has established a Valuation Committee to oversee the implementation of these Procedures. The Valuation Committee has the responsibility of determining the fair value of each of the Fund’s securities or other assets in the absence of readily available market quotations. The Valuation Committee also reviews the Funds’ Procedures to make sure they continue to be appropriate for the Funds. The Valuation Committee meets annually and on an as needed basis. The Valuation Committee reviews its own fair value decisions and reports to the Board on all fair valuation decisions that are made. The Board reviews all valuation decisions made by the Valuation Committee and evaluates whether the Valuation Committee is adhering to the Funds’ Procedures and whether the Procedures continue to be appropriate for the Funds.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2020

the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Sukuks. The Wise Fund invests in Sukuks. Sukuks are used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest. Whereas bonds represent a debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. They are therefore considered to be asset-based securities. Sukuks grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts and machinery and equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the Sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuks do not earn interest payments.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2020

Sukuks may be issued by international financial institutions, foreign governments and agencies of foreign governments and even global corporations. Like conventional bonds, rating agencies rate Sukuks based on their credit quality and the issuer’s ability to pay investors. Sukuks receive ratings that look exactly like conventional bonds. At June 30, 2020, 63.81% of the Wise Fund’s net assets were invested in Sukuks.  These instruments will be categorized as level 2 investments in the fair value hierarchy.

Trade Finance Agreements.  Trade finance agreements in which the Wise Fund may invest consist primarily of loans or similar instruments used to finance international trade and related infrastructure projects, such as, for example, facilities for pre-export finance, process and commodities finance, receivables financing, factoring or forfeiting, trade credit insurance, letters of credit and other documentary credits, documentary collection, promissory notes, bills of exchange and other negotiable instruments.  The Wise Fund may invest in such investments by way of purchase, assignment, participation, guarantee, insurance or another financial instrument.  Trade finance agreement transactions may include both domestic and international transactions, and may include sellers of goods or services, buyers of such goods or services, intermediaries such as banks and other financial institutions as lenders, insurers, and other parties.    A trade finance agreement transaction can involve various structures.  For example, while a seller (or exporter) can require a purchaser (an importer) to prepay for goods shipped, the purchaser (importer) may wish to reduce risk by requiring the seller to document the goods that have been shipped. Banks, financial institutions or other lenders may assist by providing various forms of support, such as a letter of credit provided by the importer’s bank to the exporter (or the exporter's bank) providing for payment upon presentation of certain documents (for example, a bill of lading). The exporter's bank also may make a loan (by advancing funds) to the exporter on the basis of the export contract.

Trade Finance agreements are located primarily in or have exposure to global emerging markets. As such, the Wise Fund is subject to all of the risks typical to investments generally made in emerging markets. In addition, the Wise Fund is subject to risks specific to the trade finance agreements asset class such as liquidity risk, credit rating risk, and counter-party risk. The Wise Fund will only invest in trade finance agreements related securities if it is determined that this investment is in accordance with the Wise Fund’s ethical investment philosophy. Trade finance agreements will be categorized as level 3 investments in the fair value hierarchy. Trade finance agreements are considered illiquid securities as defined by the 1940 Act. The Wise Fund’s investments in trade finance agreements at June 30, 2020 represented 3.70% of the Wise Fund’s net assets.

Bank Time Deposits. In a typical bank deposit, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. The bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with investors according to a pre-agreed ratio. Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank. The bank provides investors with

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2020

monthly indicative profit rates for their investments.  Bank time deposits will be categorized as level 2 investment in the fair value hierarchy. The Wise Fund’s investments in bank deposits represented 19.85% of its net assets at June 30, 2020.

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of June 30, 2020:

Ethical Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 87,076,537	$ -	$ -	$ 87,076,537
Real Estate Investment Trusts	4,106,187	-	-	4,106,187
	$ 91,182,724	$ -	$ -	$ 91,182,724

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Ethical Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Ethical Fund did not hold any derivative instruments at any time during the period ended June 30, 2020.

Wise Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 10,107,022	$ -	$ -	$ 10,107,022
Sukuks *	-	96,377,135	-	96,377,135
Trade Finance Agreements *	-	-	5,587,836	5,587,836
Bank Time Deposits	-	29,975,490	-	29,975,490
	$ 10,107,022	$126,352,625	$ 5,587,836	$142,047,483

* Industry classifications for these categories are detailed in each Fund’s Schedule of Investments.

There were no significant transfers into or out of Level 1, Level 2 or Level 3 during the period. It is the Wise Fund’s policy to recognize transfers into and out of Level 1, Level 2 and Level 3 at the end of the reporting period.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2020

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Trade Finance Agreements
Balance as of 6/30/2019	$ 10,967,560
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	(5,358)
Realized Gain/(Loss)	-
Purchases	13,487,535
Sales	(18,861,901)
Transfers In/(Out) of Level 3	-
Balance as of 6/30/2020	$ 5,587,836

The Wise Fund uses a pricing service to provide price evaluations for Level 3 Trade Finance Agreements. The values supplied by the pricing service under this agreement are determined by market quotations where such quotations are available, fair value where market quotations are not available. Unless otherwise stated the valuations are marked Mid-Market for each transaction and are derived from proprietary models. The quantitative unobservable inputs used by the pricing service are proprietary and not provided to the Wise Fund and therefore the disclosure that would address these inputs is not included above.

Note 4.

Transactions with the Adviser and Affiliates

Advisory Agreement - Azzad Asset Management, Inc. (the "Adviser") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Board, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For this service, the Adviser receives a monthly management fee at the annual rate of 0.80% and 1.19% of the average daily net assets for the Ethical Fund and Wise Fund, respectively.

For the year ended June 30, 2020, the Adviser earned $729,710 and $1,747,462 in advisory fees for the Ethical Fund and Wise Fund, respectively. At June 30, 2020, the Adviser was owed $51,718 and $118,271 in advisory fees for the Ethical Fund and Wise Fund, respectively.

The Funds’ Adviser has agreed to contractually waive all or a portion of its fees or reimburse the Funds for certain operating expenses, to the extent necessary to limit each Fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; and litigation and other extraordinary expenses) to 0.99% and 1.29%, for Ethical Fund and Wise Fund, respectively, of average daily net assets for a five year period ending December 1, 2023. Any waiver or reimbursement of operating expenses by the Adviser is

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2020

subject to repayment by the respective Fund within three years after such reimbursement or waiver occurred, if the Board approves such reimbursement and the Fund is able to make the repayment without exceeding the expense limitations in place at the time of the waiver or reimbursement occurred and any expense limitation is in place. For the year ended June 30, 2020, the Adviser waived fees of $146,669 for the Ethical Fund and $189,404 for the Wise Fund.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Funds.  Fees waived or expenses reimbursed during a given year may be paid to the Adviser during the following three-year period to the extent that payment of such expenses does not cause the Funds to exceed the expense limitation.  As of June 30, 2020, the unreimbursed amounts paid or waived by the Adviser on behalf of the Ethical Fund and Wise Fund are $400,103 and $522,992, respectively.  As of June 30, 2020, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable in Fiscal Year Ending	Ethical Fund	Wise Fund
June 30, 2018	June 30, 2021	$ 122,831	$ 163,096
June 30, 2019	June 30, 2022	$ 130,603	$ 170,492
June 30, 2020	June 30, 2023	$ 146,669	$ 189,404

Sub-advisory Agreement – Effective as of March 30, 2020, Ziegler Capital Management (“Sub-Adviser”, “Ziegler”) no longer served as sub-adviser to Ethical Fund. The Adviser assumed all day-to-day investment management responsibilities upon the termination of the sub-advisory relationship with Ziegler. The Adviser had entered into a Sub-Advisory Agreement with Ziegler on August 16, 2012, on behalf of the Ethical Fund.  The sub-advisory fee paid to Ziegler was paid by the Adviser, not the Ethical Fund and therefore did not impact the fees paid by the Ethical Fund.  The Ethical Fund received additional research services and investment management expertise, from a reputable firm, without additional expense to the Ethical Fund. For the year ended June 30, 2020, Ziegler earned $222,163 in sub-advisory fees for the Ethical Fund.

The Adviser entered into a Sub-Advisory Agreement with Federated Investors, Inc. (“Sub-Adviser”, “Federated”) on March 10, 2014, on behalf of the Wise Fund. The sub-advisory fee paid to Federated is paid by the Adviser, not the Wise Fund and therefore does not impact the fees paid by the Wise Fund. The Wise Fund receives additional research services and investment management expertise, from a reputable investment manager without any additional expense to the Wise Fund. For the year ended June 30, 2020 Federated earned $470,369 in sub-advisory fees for the Wise Capital Fund.

Administrative Agreement - The Funds have an Administrative Agreement with the Adviser.  Pursuant to the Administrative Agreement, the Adviser, subject to the overall supervision and review of the Board, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds.  As such, each of the Funds pays the Adviser $750 per month, per Fund. For the year ended June 30,

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2020

2020, the Adviser earned $9,022 per each Fund for administrative services pursuant to the agreement from the Ethical Fund and the Wise Fund.  As of June 30, 2020, the Ethical Fund and the Wise Fund owed the Adviser $739, respectively, in administrative fees.

Note 5.

Capital Share Transactions

Each Fund is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the years ended June 30, 2020 and 2019:

Ethical Fund	Year Ended 6/30/2020		Year Ended 6/30/2019
	Shares	Amount	Shares	Amount
Shares Sold	1,669,495	$ 23,627,573	1,304,130	$ 17,897,753
Shares issued in reinvestment of distributions	195,991	2,879,108	141,967	1,740,520
Redemption fees	-	1,006	-	262
Shares redeemed	(1,339,177)	(19,235,952)	(1,173,655)	(16,787,618)
Net Increase	526,309	$ 7,271,735	272,442	$ 2,850,917

As of June 30, 2020, paid-in-capital totaled $74,767,174.

The following is a summary of capital share activity for the years ended June 30, 2020 and 2019:

Wise Fund	Year Ended 6/30/2020		Year Ended 6/30/2019
	Shares	Amount	Shares	Amount
Shares Sold	6,671,401	$ 70,713,082	6,359,890	$ 66,682,437
Shares issued in reinvestment of distributions	61,415	650,884	65,262	681,199
Redemption fees	-	434	-	3,841
Shares redeemed	(5,753,398)	(60,684,919)	(3,816,142)	(39,873,202)
Net Increase	979,418	$ 10,679,481	2,609,010	$ 27,494,275

As of June 30, 2020, paid-in-capital totaled $146,934,231.

Shareholders of the Funds are subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 90 days after their purchase. The tables above reflect the redemption fees collected from shareholders of the Ethical and Wise Funds, respectively, and reclassified to paid-in-capital.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2020

Note 6.

Investment Transactions

For the year ended June 30, 2020, purchases and sales of investment securities other than short-term investments aggregated $30,697,697 and $38,014,578, respectively, for the Ethical Fund. For the year ended June 30, 2020, the totals were $70,484,731 and $46,636,861, respectively, for the Wise Fund.

Note 7. Concentration of Risk

The Wise Fund invests in securities of non-U.S. and U.S. issuers.  Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.  As of June 30, 2020, the diversification of countries was as follows:

Country	Percentage of Net Assets
Cayman Islands	33.36%
Malaysia	12.30%
Bahrain	9.05%
Indonesia	7.65%
United States	6.17%
Qatar	6.16%
Saudi Arabia	5.11%
Turkey	2.65%
Jersey	2.43%
United Arab Emirates	2.14%
Oman	2.02%
Kuwait	1.78%
Tunisia	1.32%
Egypt	0.66%
Ireland	0.52%
Pakistan	0.30%
Gambia	0.18%
Maldives	0.14%
Djibouti	0.11%

Investing in foreign securities involves risks not typically associated with U.S. investments, including, among others, adverse fluctuations in foreign currency values as well as adverse political, social, and economic developments affecting a foreign country, less publicly available information, more volatile or less liquid securities markets, restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, potential difficulties in enforcing contractual obligations, less revealing accounting practices, inadequate or irregular regulation, and more volatile performance. Foreign financial markets may also have fewer investor protections. Foreign companies may also

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2020

receive less coverage than U.S. companies by market analysts and the financial press. These factors may prevent the Wise Fund and the Adviser from obtaining information concerning foreign companies that is as frequent, extensive, and reliable as the information available concerning companies in the United States. There is also the risk of confiscation, taxation, currency blockage, or political or social instability.

Changes in the laws of the Cayman Islands, under which the Wise Fund invests could negatively affect the Wise Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on entities organized in the Cayman Islands in which the Wise Fund may invest. If Cayman Islands law changes such that Cayman Island entity must pay Cayman Islands taxes, Wise Fund shareholders would likely suffer decreased investment returns. Further, entities organized in the Cayman Islands are generally not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Note 8.

Tax Matters

As of June 30, 2020, the tax basis components, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Ethical Fund	Wise Fund
Federal tax cost of investments, including short-term investments	$ 65,032,036	$138,211,378

Gross tax appreciation of investments	$ 29,566,069	$ 4,337,902
Gross tax depreciation of investments	$(3,415,381)	$ (501,797)
Net tax appreciation	$ 26,150,688	$ 3,836,105

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Funds’ tax basis capital gains and losses and undistributed ordinary income are determined at the end of each fiscal year. As of June 30, 2020 the Funds’ most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

	Ethical Fund	Wise Fund
Unrealized appreciation on investments	$ 26,150,688	$ 3,836,105
Undistributed ordinary income	25,816	15,761
Undistributed realized gains	102,817	248,135
	$ 26,279,321	$ 4,100,001

The Wise Fund utilized $48,820 of capital loss carryforwards during the fiscal year ended June 30, 2020.

The Funds paid the following distributions for the years ended June 30, 2020 and 2019:

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2020

Ethical Fund
Year Ended	$ Amount	Tax Character
6/30/2020	$ 417,110	Ordinary Income
6/30/2020	$ 5,257,234	Long-Term Capital Gain

Year Ended	$ Amount	Tax Character
6/30/2019	$ 1,668,397	Ordinary Income
6/30/2019	$ 2,839,480	Long-Term Capital Gain

Wise Fund
Year Ended	$ Amount	Tax Character
6/30/2020	$ 2,404,247	Ordinary Income

Year Ended	$ Amount	Tax Character
6/30/2019	$ 2,211,621	Ordinary Income
6/30/2019	$ 513,646	Long-Term Capital Gain

Note 9.

Distribution Plan

The Funds maintain that certain Amended and Restated Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows each Fund to pay distribution expenditures incurred in connection with the sale and promotion of such Fund and the furnishing of services to shareholders of the Fund.  The Plan provides that the Fund may pay up to a maximum on an annual basis of 0.15% and 0.05% of the average daily value of the net assets of Ethical Fund and Wise Fund, respectively.  Under the Plan,  permitted expenditures include: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of Shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Shares; (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that hold Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund’s shares and their shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of Shares or who render shareholder support services, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports for each Fund’s shares for recipients other than existing shareholders; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating the Plan. The Trust is

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2020

authorized to engage in the activities listed above, and in any other activities related to the distribution of Shares, either directly or through other persons with which the Trust has entered into agreements related to the Plan.  Because these expenses are paid out of each Fund’s respective assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.  For the year ended June 30, 2020, the Ethical Fund incurred $136,821 in distribution fees and the Wise Fund incurred $73,423 in distribution fees.

Note 10.  Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the funds under Section 2(a)(9) of the 1940 Act.  As of June 30, 2020, Folio Investments, Inc. (“Folio”), in aggregate, owned approximately 44% and 71% of the shares of the Ethical Fund and the Wise Fund, respectively, for the benefit of others. As a result, Folio may be deemed to control both Funds.

Note 11.  Indemnifications

In the normal course of business, each Fund enters into contracts that contain general indemnification to other parties. A Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Funds expect the risk of loss to be remote.

Note 12. Subsequent Events

On August 18, 2020 the Board, including all Independent Trustees, approved a new Sub-Advisory Agreement between the Adviser and Ivy Investments, subject to shareholder approval. In addition, the Board, including all Independent Trustees, approved the elimination of the 2% early redemption fee for each of Wise Fund and Ethical Fund.

On July 31, 2020, the Wise Fund paid shareholders of record at July 30, 2020, a net investment income distribution of $130,362, equivalent to $0.009151 per share. Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

Note 13. Market Risk

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2020

may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

Impact of COVID-19 – An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

AZZAD FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Azzad Ethical Fund and Azzad Wise Capital Fund,

   each a Series of the Azzad Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Azzad Ethical Fund (the “Ethical Fund”) and Azzad Wise Capital Fund (the “Wise Fund”), each a series of The Azzad Funds, (the “Funds”) including the schedules of investments, as of June 30, 2020, the related statements of operations for the year then ended, the statement of cash flows for the Wise Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”), and the financial highlights for each of the five years in the period then ended.  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, the results of their operations and cash flows for the Wise Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of June 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditors since 2005

Abington, Pennsylvania

August 27, 2020

AZZAD FUNDS

EXPENSE ILLUSTRATION

JUNE 30, 2020 (UNAUDITED)

 Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 through June 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Ethical Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2020	June 30, 2020	January 1, 2020 to June 30, 2020

Actual	$1,000.00	$1,051.32	$5.05
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.94	$4.97

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Wise Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2020	June 30, 2020	January 1, 2020 to June 30, 2020

Actual	$1,000.00	$1,004.22	$6.43
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.45	$6.47

* Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

AZZAD FUNDS

TRUSTEES AND OFFICERS

JUNE 30, 2020 (UNAUDITED)

 TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships	Other Directorships Held During Past 5 Years
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 72	Trustee, Indefinite, Since 2000	2	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)	None
Abed Awad, Esq. 777 Terrance Avenue Suite 303 Hasbrouck Hts., NJ 07604 Age: 51	Trustee, Indefinite, Since 2013	2	Partner at Awad & Khoury, Attorneys at Law, Hasbrouck Heights, NJ (since August 2010), Principal at Law Offices of Abed Awad, Clifton, NJ (September 1999 – August 2010)	None

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships	Other Directorships Held During Past 5 Years
Bashar Qasem 3141 Fairview Park Drive Suite 355 Falls Church, VA 22042 Age: 56	Chairman, President, Treasurer and Trustee, Indefinite, Since 2001	2	President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management Inc. (investment adviser) (1997 to 1999)	None
Jamal Elbarmil 3141 Fairview Park Drive Suite 355 Falls Church, VA 22041 Age: 59	Secretary and Controller Since 2001	2	Vice President and Portfolio Manager of Azzad Asset Management, Inc. (since 2001 and 2008 respectively).	N/A
Manal Fouz* 3141 Fairview Park Drive Suite 355 Falls Church, VA 22041 Age: 46	Chief Compliance Officer Since 2007	2	Operations Manager and Compliance Officer for Azzad Asset Management, Inc. (since 2002 and 2007 respectively )	N/A

*Manal Fouz is the wife of Bashar Qasem.

1 Bashar Qasem is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

AZZAD FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

JUNE 30, 2020 (UNAUDITED)

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended June 30, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2020 (UNAUDITED)

 PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The information on Form N-PORT is available without charge, upon requests, by calling (888) 350-3369.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free (888) 350-3369 to request a copy of the SAI or to make shareholder inquiries.

ADVISORY AND SUB-ADVISORY AGREEMENTS RENEWAL

In connection with a meeting held on May 14, 2020, the Board of Trustees (the “Board” or the “Trustees”) of the Azzad Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined by the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreements (the “Advisory Agreements”) between Azzad Asset Management (the “Adviser”) and the Trust, with respect to the Azzad Ethical Fund and the Azzad Wise Capital Fund (the “Funds”). The Trustees also considered the renewal of the sub-advisory agreement (the ‘Sub-Advisory Agreement”) between the Adviser and Federated Investment Management (“Federated”) with respect to Azzad Wise Capital Fund. In considering the renewal of the Sub-Advisory Agreement, the Trustees requested and received materials specific to the Sub-Advisory contract, as well as, the services provided to Azzad Wise Capital Fund under the contract.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser and Federated, including financial information, a description of personnel and the services provided to the Funds, information on investment advice and performance; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds;

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2020 (UNAUDITED)

and (iii) benefits to be realized by the Adviser and Federated from its relationship with the Funds.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling in their decision. In reaching their decision to renew the Agreements, the Board considered the factors enumerated below.

ADVISORY AGREEMENTS WITH AZZAD ASSET MANAGEMENT AND EACH OF THE AZZAD ETHICAL FUND AND AZZAD WISE CAPITAL FUND

1)

Nature, Extent and Quality of the Services Provided to the Funds

The Board considered the nature, extent and quality of services provided by the Adviser to the Funds. They noted their experience in working with Adviser and expressed satisfaction in the long-standing working relationship. The Trustees considered the employees, resources, time and money that the Adviser has continued to commit in managing the Funds. They considered the unique investment philosophies and strategies of the Funds and the Adviser’s experience overseeing Federated, with respect to Wise Fund. They considered the Adviser’s risk management processes and systems that were designed to stay within each Fund’s stated investment restrictions and guidelines. The Trustees reviewed the service provided under the Investment Advisory Agreements, including providing Trust officers, voting and recording proxies, coordinating with service providers, overseeing the Funds’ investment strategies and Wise Fund’s Sub-Adviser, and in the case of the Wise Fund, portfolio management with respect to the equity portion of the Wise Fund.  The Trustees considered the Adviser’s employees, including the chief compliance officer’s, allocation of time to the Funds, compensation, and experience.  They noted that the Adviser has a separate Administration Agreement pursuant to which the Adviser handles the administrative functions of the Funds, at a cost benefit to the Funds and their shareholders.  The Board discussed such services and expressed their satisfaction.  They reviewed the Form ADV, financial data and the compliance policies and procedures provided by the Adviser.  The Board expressed satisfaction with the nature, extent and quality of the services provided and noted that the Adviser was expected to continue to provide a benefit to the Funds.

2)

Investment Performance of the Funds and the Adviser

The Trustees reviewed each Fund’s performance for prior periods and noted that performance is also reviewed at each quarterly Board meeting. The Trustees observed that the reviews included a comparison of each Fund’s performance to that of the relevant benchmark and other funds in the relevant Morningstar category. The Trustees noted that the Wise Fund had outperformed its peer group average and its benchmark, the ICE BofAML US Corp & Govt 1-3 Yr Index over the 1-year, 3-year and inception-to-date periods through December 31, 2019. The Trustees noted that the Wise Fund had underperformed its peer group average and the ICE BofAML US Corp & Govt 1-3 Yr Index for the quarter ended March 31, 2020. The Trustees noted that the Adviser

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ADDITIONAL INFORMATION (CONTINUED)

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explained such underperformance was primarily due to Wise Fund’s overweight in equity securities, relative to its peers and the benchmark.  The Trustees noted that the Wise Fund’s Morningstar ranking was 76.

The Trustees noted that, for the period ended December 31, 2019, the Ethical Fund had underperformed its peer group average and its benchmark, the Russell Mid Cap Growth Index, over the 1-year, 3-year, 5-year, 10-year and inception-to-date, except that the Ethical Fund had slightly outperformed its peer group average over the 3-year period.  The Trustees further discussed the Ethical Fund’s performance for the quarter, 1-year, 3-year, 5-year and inception-to-date performance through March 31, 2020 and noted that Ethical Fund outperformed the benchmark and peer group average through the quarter.  The Trustees noted that Ethical Fund’s Morningstar ranking was 32.

The Trustees acknowledged receiving the attribution information, portfolio characteristics and asset under management information for each Fund and compared such information to the composition of each benchmark and each peer group.  The Trustees noted that that relative underperformance over the short-term period was a result of each Fund’s investment restrictions and overweighting to equities, relative to the benchmarks and peer groups. After further discussion, the Trustees concluded that each Fund’s performance was not unreasonable.

3)

Fees and Expenses

The Trustees considered whether the Adviser’s compensation was fair and reasonable considering the services it provides to the Funds. In doing so, the Trustees considered the resources the Adviser spends on overseeing and managing the Funds. The Trustees noted the Ethical Fund’s advisory fee was 0.80%, relative to the peer group average of 0.73%. The Trustees observed that Ziegler no longer served as a sub-adviser to the Ethical Fund and that the Adviser had assumed Ziegler’s former responsibilities as sub-adviser, and further, would now receive the full advisory fee from the Ethical Fund. The Trustees further noted that Ethical Fund’s expense ratio of 0.99% was lower than the peer group average and the Morningstar category average expense ratios of 1.13% and 1.17%, respectively.  The Trustees noted that the Wise Fund’s advisory fee of 1.19%, was significantly higher that the peer group average of 0.34%. The Trustees observed that Wise Fund’s expense ratio of 1.29% was also higher than both the peer group average and the Morningstar category average expense ratios of 0.71% and 0.74%, respectively.  The Trustees considered the Adviser’s explanation regarding the differences between the Wise Fund and its peer group and Morningstar category and concluded that the increased challenges and complexities with the Wise Fund that justified such higher expense ratio and fee.

With respect to the expense ratio for both Funds, the Trustees considered that the Funds use a considerable amount of the Adviser’s internal resources, both financial and human capital in servicing the Funds. The Trustees noted that the Adviser compensates the sub-adviser to the Wise Fund out of its investment advisory fee and the Adviser utilizes its proprietary screening software in managing the Funds, in accordance

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2020 (UNAUDITED)

with each Fund’s investment mandate. The Trustees also noted that the Funds’ have an expense cap agreement in effect until December 1, 2023, which was renewed by the Adviser and that, in addition to such contractual fee waivers or expense reimbursements, the Adviser offsets various Fund costs, including providing chief compliance officer.  The Trustees agreed that the fees and expenses for both Funds are acceptable, given each Fund’s unique investment strategy and increased challenges relative to the peers.

4.) Profitability

The Trustees reviewed the profitability analysis provided by the Adviser and noted that the Adviser realized profits in connection with its relationship with both Funds but agreed that such profits were modest in terms of actual dollars and in light of the time and effort necessary to manage the Funds. The Trustees considered that the Adviser had waived $136,085.46 and $175,654.89 in advisory fees over the past twelve months for Ethical Fund and Wise Fund, respectively.  The Trustees also considered ancillary benefits that the Adviser may be receiving from its association with the Funds. They noted that the Adviser had no soft dollar arrangements in the previous year. They considered the Administration Agreement and compensation paid to the Adviser, noting the Adviser’s costs in administering the Funds exceeds the amount paid by the Funds under this Agreement.  The Trustees concluded that excessive profitability or ancillary benefits were not a concern at this time.

5)

Economies of Scale

The Trustees discussed economies of scale for each Fund.  The Trustees noted that the Funds were both still relatively small and that the Adviser was unsure when economies of scale would be reached and did not have immediate plans to change the fee structure of either Fund.  The Trustees determined to revisit the matter of economies of scale at the next renewal of the Investment Advisory Agreement.

Conclusion Based on their evaluation of the preceding factors, the Trustees concluded that the Funds’ shareholders would benefit from continuing the Advisory Agreements with Azzad Asset Management, Inc.  with respect to each Fund. Therefore, the Trustees voted unanimously in favor of the renewal of the Agreements for an additional term of one year.

SUB-ADVISORY AGREEMENT WITH FEDERATED WITH RESPECT TO AZZAD WISE CAPITAL FUND

1.)

Nature, Quality and Extent of the Services Provided by Federated

The Board considered that Federated provides the Wise Fund with portfolio management services for the majority of the assets of the Wise Fund, excluding the equity positions. The Trustees reviewed the nature of services that Federated provides the Wise Fund under the terms of the Sub-Advisory Agreement and reviewed in detail Federated’s 15c questionnaire responses. The Board considered the portfolio

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2020 (UNAUDITED)

management team’s strong credit analysis background and experience in the emerging markets, where most of the Wise Fund’s holdings are sourced. The Trustees also noted the portfolio management team’s familiarity and experience with Islamic bank deposits, sukuk and trade finance and recent increased commitments to responsible investing philosophies. They acknowledged Federated’s strong culture of compliance and its use of top tier compliance systems, noting no recent exams or litigation and no material compliance violations. The Trustees noted that Federated’s $60 million insurance coverage was sufficient.  The Trustees concluded that it was satisfied with the nature, extent and quality of sub-advisory services provided to the Wise Fund by Federated.

2.)

Investment Performance of Azzad Wise Capital Fund and Federated

The Trustees observed that the Wise Fund had outperformed its peer group average and its benchmark, the ICE BofAML US Corp & Govt 1-3 Yr Index over the 1-year, 3-year and inception-to-date periods through December 31, 2019.  The Trustees noted that the Wise Fund had underperformed its peer group average and the ICE BofAML US Corp & Govt 1-3 Yr Index for the quarter ended March 31, 2020, primarily due to increased market volatility due to the pandemic and Wise Fund’s overweight in equity securities relative to its peers and the benchmark.  The Trustees noted that the Wise Fund’s Morningstar ranking was 76.  The Trustees noted that Federated’s investment approach has remained consistent. The Trustees concluded that Federated’s performance over the prior periods has been satisfactory and consistent with the long-term investment strategy being pursued by the Wise Fund.

3.)

Fees and Expenses

The Trustees acknowledged that Federated’s sub-advisory fee is paid by the Adviser, from the advisory fee and not directly by the Wise Fund. The Trustees considered the fees that the Sub-Adviser charges with respect to the Wise Fund and considered that the Sub-Adviser had granted the Fund a reduction from its standard fee. The Board noted that the Sub-Adviser does not benefit from soft dollar arrangements from its trades for the Wise Fund. The Trustees noted that the fees Federated charges, in relation to its profit from the Wise Fund, were reasonable.

4.)

Profitability

The Board also considered the profitability of Federated. The Board reviewed Federated’s expenses with respect to the Wise Fund and noted Federated’s fees earned during the period. The Board concluded that excessive profitability was not an issue with Federated at current asset and allocation levels and the Board would further evaluate profitability in the future.

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ADDITIONAL INFORMATION (CONTINUED)

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5.)

Economies of Scale

The Board considered whether economies of scale are present with respect to Federated’s role as sub-adviser to the Wise Fund. The Board acknowledged that Federated had agreed to breakpoints in its fee above certain asset levels and concluded that while such breakpoints appeared reasonable, any such economies of scale would be best evaluated at the Adviser-level, rather than Sub-Adviser-level.

Conclusion  Based on their evaluation of all material factors, the Board, including the Independent Trustees, concluded that the Sub-Advisory Agreement with Federated was fair and reasonable to shareholders, that the Sub-Adviser’s services provided substantial benefits to shareholders, and that the renewal of the Sub-Advisory Agreement was in the best interests of the Wise Fund and its shareholders. Therefore, the Board, including the Independent Trustees, voted unanimously in favor of renewal of the Subadvisory Agreement for an additional term of one year.

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BOARD OF TRUSTEES

Syed K. Raheemullah

Bashar Qasem

Abed Awad, Esq.

INVESTMENT ADVISER

Azzad Asset Management, Inc.

SUB-ADVISER

Federated Investors, Inc.

DIVIDEND PAYING AGENT,

SHAREHOLDERS’ SERVICING AGENT,

TRANSFER AGENT

Mutual Shareholder Services, LLC

CUSTODIAN

Huntington National Bank, NA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

LEGAL COUNSEL

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Azzad Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Endnotes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website https://www.azzadfunds.com/mutual-funds/, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 888-350-3369. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Fund complex or at your financial intermediary.

ANNUAL REPORT    JUNE 30, 2020

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that  Shamshad Hussain is an audit committee financial expert.  Shamshad Hussain is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2020

$ 25,000

FY 2019

$ 24,000

Nature of the fees: Audit of Financial Statements and Auditor Consent

(b)

Audit-Related Fees

Registrant

FY2020

$ 0

FY2019

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2020

$ 4,000

FY 2109

$ 3,800

Nature of the fees:

Preparation of Tax services and Filing

(d)

All Other Fees

Registrant

FY2020

$ 0

FY2019

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The board of directors must approve an independent auditor who shall perform any audit or non-audit services for the Azzad Funds prior to such engagement. The board must also approve external auditors who shall perform non audit services that directly relate to the operations or financial reporting of the Azzad Funds for an entity controlled by Azzad Asset Management, Inc., (advisor to the Azzad Funds).

The board of directors must approve any non-audit services that qualify under the deminimis exception described under the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, prior to the completion of an audit.

However, the board is not required to grant pre-approval to engagements established prior to the implementation of this pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

0%

Tax Fees:

0%

All Other Fees:

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2020

$ 0

FY 2019

$ 0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AZZAD FUNDS

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date September 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date September 8, 2020